2. BASIS OF PREPARATION: Impairment of Non-Financial Assets (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Impairment of Non-Financial Assets

Impairment of Non-Financial Assets

An impairment loss is recognized for the amount by which the assets or cash-generating unit's carrying amount exceeds its recoverable amount. To determine the recoverable amount, management estimates expected future cash flows from each asset or cash-generating unit and determines a suitable interest rate in order to calculate the present value of those cash flows. In the process of measuring expected future cash flows, management makes assumptions about future operating results. In addition, when determining the applicable discount rate, estimation is involved in determining the appropriate adjustments to market risk and asset specific risk factors.